[GRAPHIC]
                                                            Financial Innovators
                                                              Rediscount Finance

                        SCHEDULE TO
                SECOND AMENDED AND RESTATED
                LOAN AND SECURITY AGREEMENT


BORROWER:       THE THAXTON GROUP, INC.
                THAXTON OPERATING COMPANY
                THAXTON INSURANCE GROUP, INC.
                TICO CREDIT COMPANY, INC.
                EAGLE PREMIUM FINANCE CO, INC.
                THAXTON COMMERCIAL LENDING, INC.
                PARAGON LENDING, INC.



ADDRESS:        1524 PAGELAND HIGHWAY
                LANCASTER, SOUTH CAROLINA 29721

DATE:           AUGUST 30, 1999

         This Schedule to Second Amended and Restated Loan and Security Agreement ("Schedule") is executed in conjunction with a certain Second Amended and Restated Loan and Security Agreement ("Agreement"), dated of even date herewith, by and between FINOVA Capital Corporation, as Lender, and the above Borrowers. All references to Section numbers herein refer to Sections in the Agreement. The terms and provisions of this Schedule shall supersede all terms and provisions contained in all prior schedules.

         CFT Financial Corp. and Thaxton Securities Corp. have been deleted as Borrowers hereunder pursuant to the Agreement, this Schedule and the other Loan Document.

================================================================================

1.A      BORROWERS

           The "Borrower(s)" herein shall be defined as follows:

                    The Thaxton Group, Inc.            "TTG" or "Lead Borrower"
                    Thaxton Operating Company          "TOC"
                    Thaxton Insurance Group, Inc.      "TIG"
                    TICO Credit Company, Inc.          "TICO"
                    Eagle Premium Finance Co, Inc.     "EPF"
                    Thaxton Commercial Lending, Inc.   "TCL"
                    Paragon Lending, Inc.              "PLI"

================================================================================

1.17.A.  MAXIMUM AMOUNT OF AN ELIGIBLE RECEIVABLE (SECTION 1.17).

                           The term "Maximum Amount of an Eligible Receivable" shall mean for each Receivable type as set forth below:

                           CONSUMER LOAN RECEIVABLE NOT SECURED BY REAL ESTATE AND INSURANCE PREMIUM RECEIVABLE - the sum of Thirty Thousand Dollars ($30,000.00) remaining due thereon at any date of determination, including all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to such Receivable.

                           CONSUMER LOAN RECEIVABLES SECURED BY REAL ESTATE - the sum of Seventy Five Thousand Dollars ($75,000.00)remaining due thereon at any date of determination, including all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to such Receivable.

                           NON-CONSUMER RECEIVABLES - the sum of Five Hundred Thousand Dollars ($500,000.00), other than a vehicle floor plan loan, remaining due thereon at any date of determination and Two Hundred Thousand Dollars ($200,000.00), with respect to a vehicle floor plan loan, remaining due thereon at any date of determination, excluding all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to such Receivable.

================================================================================

1.17.B.  MAXIMUM TERM OF AN ELIGIBLE RECEIVABLE (SECTION 1.17).

                           The "Maximum Term of an Eligible Receivable" shall be for each Receivable type as set forth below:

                           CONSUMER LOAN RECEIVABLES NOT SECURED BY REAL ESTATE AND INSURANCE PREMIUM RECEIVABLES, - a period of sixty (60) months remaining until the contractual final due date

                           CONSUMER LOAN RECEIVABLES SECURED BY REAL ESTATE - a period of One Hundred and Eighty (180) months remaining until the contractual final due date

================================================================================

1.17.D.  AGING PROCEDURES AND ELIGIBILITY TEST (SECTION 1.17).

AGING PROCEDURES FOR A CONTRACTUAL AGING FOR THE FOLLOWING RECEIVABLE TYPES:
----------------------------------------------------------------------------

CONSUMER LOAN RECEIVABLES (OTHER THAN VEHICLE RECEIVABLES)
----------------------------------------------------------

1.       No payment missed or due           =  Current.

2.       1 to 30 days past due              = "30 day Account".

3.       31 to 60 days past due             = "60 day Account".

4.       61 to 90 days past due             = "90 day Account".

5.       91 or more days past due           = "90 + day Account"

INSURANCE PREMIUM RECEIVABLES
-----------------------------

1.       No payment missed or due           = Current.

2.       1 to 30 days past due              = "30 day NC Account".
         (Financing contract not canceled)

3.       31 or more days past due           = "30+ day NC Account".
         (Financing contract not canceled)

4.       1 to 30 days past due              = "30 day Canceled Account".
         (Financing contract canceled)

5.       31 to 60 days past due             = "60 day Canceled Account".
         (Finance contract canceled)

6.       61 or more days past due           = "60 + day Canceled Account".
         (Finance contract canceled)

         For the purposes of the Loan Documents the cancellation of an insurance receivable shall be immediately effective upon the effective cancellation date of the associated insurance policy.


VEHICLE RECEIVABLES AND NON-CONSUMER RECEIVABLES
------------------------------------------------

1.       No payment missed or due           = Current.

2.       1 to 30 days past due              = "30 day Account".

3.       31 to 60 days past due             = "60 day Account".

4.       61 or more days past due           = "60 + day Account".


ELIGIBILITY TEST:
-----------------

The term "Eligibility Test" shall mean the test to determine the eligibility of a Receivable for the purposes of Section 1.17 hereof, that test, being as follows for each Receivable type:

         Direct Loan Receivables

                  (1) No payment due on said Receivable remains unpaid more than ninety (90) days from the specific date on which such payment was due pursuant to the terms of said Receivable;

                  (2) If the initial advance of said Receivable was greater than One Thousand Dollars ($1,000.00), the payment of said Receivable shall be secured by collateral;

                  (3) If said Receivable is purchased from a third party wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall be subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist; and

                  (4) With respect to Consumer Loan Receivables secured by real estate, on the date of origination of such Receivable, the percentage determined by dividing the outstanding principal balance of such Receivable by the fair market value of the real estate collateral securing such Receivable shall not exceed ninety percent (90%) ("Maximum LTV").

         INSURANCE PREMIUM RECEIVABLES

                  (1) No payment due on said Receivable remains unpaid more than (i) thirty (30) days for that Insurance Premium Receivable that the contractual obligation evidencing such Receivable has not been canceled according to the terms of such Receivable and (ii) sixty (60) days for Insurance Premium Receivable that the contractual obligation evidencing such Receivable has been canceled according to the terms of such Receivable, from the specific date on which such payment was due pursuant to the terms of said Receivable.

                  (2) The insurance company issuing the insurance policy of which said Receivable evidences the financing of the payment of the premiums with respect to such insurance policy meets one of the following criteria:

                           (i) rated "C+" or better pursuant to the current edition of "Best's Key Rating Guide - Property and Casualty" as published by the A.M. Best Company ("A.M. Best"); or

                           (ii) a member of a state reinsurance facility or shared pool.

                  (3) No more than twenty percent (20%) of the aggregate outstanding balance of all Category Two Receivables can evidence the financing of the payment of premiums for insurance policies for any one insurance company that is not one of the following:

                           (1)    rated "A-" or better by A.M. Best; or

                           (2) a member of a state insurance facility or shared pool.

         VEHICLE RECEIVABLES

                  (1) No payment due on said Receivable remains unpaid more than sixty (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable.

                  (2) If said Receivable is purchased from a third party wherein the Borrower is or will become obligated to such third party in conjunction with the purchase of such Receivable through a "reserve" or other liability arrangement, all of such third party's rights in and to the "reserve" or other liability shall be subordinated to Lender in all respects, except as set forth below, in a form and substance satisfactory to Lender. This provision shall not restrict Borrower from making a payment or payments to a third party for a reserve or other liability arrangement, or a part thereof, provided such payment is then contractually due to such third party, pursuant to a written agreement executed at or prior to the time the respective Receivable was purchased by Borrower, and an Event of Default does not then exist.

         NON-CONSUMER RECEIVABLES

                           No payment due on said Receivable remains unpaid more than sixty (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable.

         MORTGAGE WAREHOUSE RECEIVABLES

                           Such Receivable shall only be eligible hereunder before the ninety-first (91st) day after the origination date of such Receivable. Notwithstanding the foregoing to the contrary, on any date of determination, up to ten percent (10%) of the aggregate outstanding balance of Mortgage Warehouse Receivables may exceed ninety (90) days from the origination date of such Receivable, but not more than twelve (12) months from the date of origination, provided that no payment due on said Receivable remains unpaid more than sixty (60) days from the specific date on which such payment was due pursuant to the terms of said Receivable and such Receivable is otherwise eligible hereunder.

================================================================================

1.19. GUARANTOR (WHETHER ONE OR MORE) (SECTION 1.19).

                           James D. Thaxton (Validity and Support Agreement).

================================================================================

2.1.A.   AMOUNT OF REVOLVING CREDIT LINE AND AMOUNT OF THE TRANCHE "C"
CREDIT FACILITY

                           The "Amount of the Revolving Credit Line" is One Hundred Million Dollars ($100,000,000.00).

                           The "Amount of the Tranche "C" Credit Facility" is Eight Million Dollars ($8,000,000.00)

================================================================================


2..1.B.  AVAILABILITY ON ELIGIBLE RECEIVABLES (SECTION 2.1):

            The "Availability on Tranche "A" and Tranche "B" Eligible Receivables" shall be the sum of the following:

                   (i) with respect to the Tranche "A" Credit Facility, an amount equal to the result of:

                         (a) eighty-five percent (85%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to the Consumer Loan Receivables other than Captive Vehicle Receivables,

                         Plus

                         (b) eighty-five percent (85%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to the Non-Consumer Loan Receivables,

                         Plus

                         (c) the lesser of (1) fifty percent (50%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, including all unearned finance charges and other unearned fees and charges and Dealer Discounts pursuant to the Captive Vehicle Receivables, and (2) one hundred percent (100%) of the aggregate of the original cost paid by Borrower's affiliate to acquire the vehicles that secures such Receivables,

                         Plus

                         (d) the lesser of (1) eighty-five percent (85%) of the aggregate Net Commission Income billed by Borrower in the twelve (12) calendar months immediately preceding any date of determination, and (2) seventy percent (70%) of the annual academy survey average agency market value of TIG;

                         Plus

                         (e) ninety-five percent (95%) of the aggregate unmatured and unpaid amount due to Borrower form the Account named thereon, excluding all unearned finance charges and other unearned fees and charges pursuant to Mortgage Warehouse Receivables,

                         Less

                         The outstanding balance of the Tranche "C" Credit Facility, on the date of determination.

                   (ii) with respect to the Tranche "B" Credit Facility, an amount equal to the lesser of

                         (a) (1) if the date of determination is on or before January 31, 2001, ten percent (10%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to the Consumer Loan Receivables, excluding Captive Vehicle Receivables, (2) if the date of determination is after January 31, 2001, but on or before July 31, 2002, five percent (5%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, excluding all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to the Consumer Loan Receivables, excluding Captive Vehicle Receivables, and
                         (3) if the date of determination is after July 31, 2002, there shall be no Availability on the Tranche "B" Credit Facility; and

                         (b) one hundred percent (100%) of the aggregate unmatured and unpaid amount due to Borrower from the Account Debtor named thereon, including all unearned finance charges, Bulk Purchase Reserves and Dealer Discounts pursuant to the Consumer Loan Receivables, excluding Captive Vehicle Receivables, multiplied by the CRR Advance Rate, less the amount of the Availability for Tranche "A" with respect to all Consumer Loan Receivables, excluding Captive Vehicle Receivables, pursuant to Schedule Section 2.1.B. (i) hereinabove.

  Notwithstanding any provision contained in the Loan Documents to the contrary,

               If on any date of determination, upon the occurrence of any of the following events, Lender, in its sole and absolute discretion, may modify the Availability on Eligible Receivables advance percentages:

                         (A) the percentage determined by dividing the aggregate outstanding balance of all Consumer Loan Receivables by the aggregate outstanding balance of all Receivables is less than fifty percent (50%);

                         (B) the sum of all liabilities and obligations of all Borrowers plus the outstanding balance of the Tranche "C" Facility, on any date of determination, is greater than the aggregate outstanding balance of all Eligible Receivables, including all unearned finance charges and all other unearned fees and charges, on the same date of determination, then in that event, Lender, in its sole and absolute discretion, may modify the Availability on any of the Eligible Receivables;

                         (C) if on any date of determination, the Cash Collection Percentage is less than seven percent (7%);

                         (D) if on any date of determination, the average outstanding balance of Non-Consumer Receivables is greater than Two Hundred Thousand Dollars ($200,000.00); or

                         (E) if on any date of determination, the average outstanding balance of all Consumer Loan Receivables is greater than Three Thousand Dollars ($3,000.00)

================================================================================

2.2.     STATED INTEREST RATE (SECTION 2.2) AND STATED DIVIDEND RATE
(SECTION 2.21)

                           TRANCHE "A" CREDIT FACILITY STATED INTEREST RATE
                           ------------------------------------------------

                                    The "Tranche "A" Credit Facility Stated
                           Interest Rate" shall be lesser of (i) the Governing Rate plus One and one-quarter percent (1.25%) per annum; or (ii) the Maximum Rate.

                           TRANCHE "B" CREDIT FACILITY STATED INTEREST RATE
                           ------------------------------------------------

                                    The "Tranche "B" Credit Facility Stated
                           Interest Rate" shall be lesser of (i) the Governing Rate plus Five percent (5.00%) per annum; or (ii) the Maximum Rate.

                           TRANCHE "C" CREDIT FACILITY DIVIDEND RATE
                           -----------------------------------------

                                    The "Tranche "C" Credit Facility Dividend
                           Rate" shall be an amount determined as follows: lesser of (i) the Governing Rate, less an amount equal to One percent (1.00%) per annum ; or (ii) the Maximum Rate.

================================================================================

2.3.     MATURITY DATE (SECTION 2.3.C).

                           The primary term of this Agreement shall expire on July 31, 2004. If Borrower desires to extend the primary term or any term thereafter of this Agreement, Borrower shall give Lender notice of its intent to extend the term no earlier than one hundred and eighty (180) days and no later than one hundred and fifty (150) days prior to any expiration date of this Agreement. Upon the receipt by Lender of Borrower's notice to extend the term of this Agreement, if Lender desires to renew and extend the term of this Agreement, Lender shall give Borrower notice of Lender's intent to extend the term of this Agreement, within sixty (60) days of Lender's receipt of Borrower's notice to extend. If Lender does not give Borrower notice of Lender's intent to extend the term of this Agreement within the sixty (60) days period, then it shall be deemed that Lender does not intend to renew and extend the term of this Agreement. Notwithstanding the foregoing, the Borrower's obligation pursuant to this Agreement shall remain in full force and effect until the Indebtedness due and owing to Lender has been paid in full.

================================================================================

2.6.     VOLUNTARY PREPAYMENTS (SECTION 2.6).

                           The amount of "Liquidated Damages" shall be, if Borrower notifies the Lender of Borrower's intention to pay the Indebtedness in full and requests a termination of Borrower security interest in the Collateral hereunder before July 31, 2004, the amount of "Liquidated Damages" shall be the amount of Eight Hundred Thousand Dollars ($800,000.00).

                           Notwithstanding the foregoing, the above Liquidated Damages shall be waived upon the satisfaction of the following conditions:

                                 1 Borrower requests an increase in the Amount of Revolving Credit Line prior to the Maturity Date,

                                 2   At the time of such request, the
                                     outstanding balance of the Indebtedness is equal to or greater than ninety percent (90%) of the Amount of the Revolving Credit Line,

                                 3 At the time of such request and during the period beginning on the date of such request and ending on the date Lender declines such request, a Default or an Event of Default does not exist or has not occurred, and

                                 4   Lender declines such request.

================================================================================

2.22.    FACILITY FEE (SECTION 2.22)

                           The monthly facility fee shall be Eleven Thousand Six Hundred Sixty-Six and 66/100 Dollars ($11,666.66).

================================================================================

3.2. BUSINESS LOCATIONS OF BORROWER (SECTIONS 3.2, 3.6 AND 5.1.N.).

                           All locations as set forth on a list of locations attached hereto.
================================================================================


5.1.     BORROWER'S TRADENAMES (WHETHER ONE OR MORE)(SECTION 5.1.B.)

                           TICO Credit Company
                           Eagle Premium Finance Company
                           TICO Premium Finance Company

================================================================================

6.2.A. MINIMUM TIG DEBT SERVICE COVERAGE (SECTION 6.2.L.)

                           The Minimum TIG Debt Service Coverage Ratio shall be
                           1.25 to 1.00, to be determined on a calendar quarter basis.

================================================================================

6.2.B.   MINIMUM NET COMMISSION INCOME (SECTION 6.2.M.)

                           The Minimum Net Commission Income shall be Five Million Dollars ($5,000,000.00) for any twelve (12) calendar month period immediately preceding any date of determination.

================================================================================


6.3.A..  LEVERAGE RATIO LIMIT (SECTION 6.3.A).

                           The term "Leverage Ratio Limit" shall mean 7.00 to 1.00.

================================================================================


6.3.B.   MINIMUM NET INCOME (SECTION 6.3.B).

                           The Minimum Net Income shall be One Dollar ($1.00) for any fiscal year of Borrower.

================================================================================


6.3.C.   DISTRIBUTIONS LIMITATION (SECTION 6.3.C).

                           The Maximum Distributions shall not exceed twenty-five percent (25%) of Net Income of the fiscal year of Borrower based upon Borrower's annual audited financial, provided that regularly scheduled dividends on Preferred Stock shall not be a distribution for the purposes of this negative covenant.

================================================================================


6.3.D.   MINIMUM TANGIBLE NET WORTH PLUS SUBORDINATED DEBT (SECTION 6.3.D.).

                           The Minimum Tangible Net Worth plus the outstanding balance of all Subordinated Debt plus the outstanding balance Tranche "B" shall not be less than Ten Million Dollars ($10,000,000.00) during the term hereof.

================================================================================


6.3.E.   MINIMUM TANGIBLE NET WORTH (SECTION 6.3.E.).

                           The Minimum Tangible Net Worth shall not be less than Five Million Dollars ($5,000,000.00) during the term hereof.

================================================================================


6.6.     ANNUAL FINANCIAL STATEMENTS (SECTION 6.6).

                           Annual audited financial statements to be prepared by an independent certified public accountant, satisfactory to Lender.

================================================================================


8.1.     REIMBURSEMENT OF EXPENSES (SECTION 8.1).

                           Borrower's shall reimburse Lender for Lender expenses incurred in Lender's attorneys fees and expenses incurred in the negotiation, preparation and execution of these Loan Documents executed in conjunction therewith.
================================================================================

9.1.     NOTICES (SECTION 9.1).

                           Lender:     FINOVA Capital Corporation
                                       (copy each office below with all notices)

                                       CORPORATE FINANCE OFFICE:

                                       FINOVA Capital Corporation
                                       355 South Grand Avenue, Suite 2400
                                       Los Angeles, CA  90071
                                       Attn:  John J. Bonano, Senior Vice
                                       President
                                       Telephone:  (213) 253-1600
                                       Telecopy No.:  (213) 625-0268

                                       CORPORATE OFFICE:

                                       FINOVA Capital Corporation
                                       1850 N. Central Avenue
                                       Phoenix, AZ  85077
                                       Attn:  Joseph R. D'Amore, Senior Counsel
                                       Telephone:  (602) 207-4900
                                       Telecopy No.:  (602) 207-5543

                                       REDISCOUNT FINANCE OFFICE:

                                       FINOVA Capital Corporation
                                       16633 Dallas Parkway
                                       Addison, Texas 75001
                                       Attn: Cash Rohrbough
                                       Telephone: (972) 764-1100
                                       Telecopy No.:  (972) 764-1149

                           Borrower:   The Thaxton Group, Inc.
                                       Thaxton Operating Company
                                       Thaxton Insurance Group, Inc.
                                       TICO Credit Company, Inc.
                                       Eagle Premium Finance, C., Inc.
                                       Thaxton Commercial Lending, Inc.
                                       Paragon Lending, inc.
                                       1524 Pageland Highway
                                       Lancaster, South Carolina 29721
                                       Telephone: (803) 285-4336
                                       Telecopy No.: (803) 286-5770

                           Guarantor: James D. Thaxton
                                       413 E. Pigg
                                       Pageant, South Carolina 29728
                                       Telephone: (803) 416-5110
                                       Telecopy No.: (803) 286-5770

================================================================================


9.15.    AGENT FOR SERVICE OF PROCESS (SECTION 9.15).

                  James D. Thaxton, whose address is 1524 Pageland Highway, Lancaster, South Carolina 29721.
                       (Agent)

================================================================================


     IN WITNESS WHEREOF, the parties have executed this Schedule on the day and year first set forth above.

                           LENDER:

                           FINOVA CAPITAL CORPORATION,
                           a Delaware corporation



                           By:/s/Cash Rohrbough                         8/31/99
                              --------------------------------------------------
                               Cash Rohrbough, Vice President            (Date)

                           BORROWER:

                               THE THAXTON GROUP, INC.
                               a South Carolina corporation


                               By:/s/James D. Thaxton                   8/31/99
                                  ----------------------------------------------
                                  James D. Thaxton, President            (Date)


                               THAXTON OPERATING COMPANY
                               a South Carolina corporation


                               By:/s/James D. Thaxton                   8/31/99
                                  ----------------------------------------------
                                  James D. Thaxton, President            (Date)



                               THAXTON INSURANCE GROUP, INC.
                               a South Carolina corporation


                               By:/s/James D. Thaxton                   8/31/99
                                  ----------------------------------------------
                                  James D. Thaxton, President            (Date)



                               TICO CREDIT COMPANY, INC.,
                               a South Carolina corporation


                               By:/s/James D. Thaxton                   8/31/99
                                  ----------------------------------------------
                                  James D. Thaxton, President            (Date)



                               EAGLE PREMIUM FINANCE CO, INC.
                               a South Carolina Corporation


                               By:/s/James D. Thaxton                   8/31/99
                                  ----------------------------------------------
                                  James D. Thaxton, President            (Date)



                               THAXTON COMMERCIAL LENDING, INC.
                               a South Carolina corporation


                               By:/s/James D. Thaxton                   8/31/99
                                  ----------------------------------------------
                                  James D. Thaxton, President            (Date)



                               PARAGON LENDING, INC.
                               a South Carolina Corporation


                               By:/s/James D. Thaxton                   8/31/99
                                  ----------------------------------------------
                                  James D. Thaxton, President            (Date)

                               GUARANTOR (Validity):




                                  /s/James D. Thaxton                   8/31/99
                                  ----------------------------------------------
                                  James D. Thaxton, President            (Date)

                                  EXHIBIT "A"

                              THAXTON GROUP (TOC)
                                    OFFICES


TICO CREDIT COMPANY                 THAXTON INSURANCE GROUP
1524 PAGELAND HWY                   1514 PAGELAND HWY
LANCASTER, SC 29721                 LANCASTER, SC 29721
P 803-416-5111                      P 803-285-4336
F 803-416-5148                      F 803-416-5149

TICO CREDIT COMPANY                 THAXTON INSURANCE GROUP
316 S. MAIN STREET                  235 N. HAMPTON STREET
LANCASTER, SC 29720                 KERSHAW, SC 29067
P 803-285-1514                      P 803-475-2309
F 803-285-5805                      F 803-475-9654

TICO CREDIT COMPANY                 THAXTON INSURANCE GROUP
235 N. HAMPTON STREET               215 NORTH PEARL STREET
KERSHAW, SC 29067                   PAGELAND, SC 29728
P 803-475-9866                      P 843-672-6580
F 803-475-9870                      F 843-672-6581

TICO CREDIT COMPANY                 THAXTON INSURANCE GROUP
2311 BROAD STREET                   319 OAKLAND AVE
CAMDEN, SC 29020                    ROCK HILL, SC 29731
P 803-425-5512                      P 803-324-2984
F 803-432-6045                      F 803-324-0757

TICO CREDIT COMPANY                 THAXTON INSURANCE GROUP
1841 J A COCHRAN BY-PASS            113 BETHEL STREET
SUITE D                             CLOVER, SC 29710
CHESTER, SC 29706                   P 803-222-9350
P 803-581-0875                      F 803-222-9420
F 803-581-0202

TICO CREDIT COMPANY                 THAXTON INSURANCE GROUP
431 J C CALHOUN DRIVE               9400 TWO NOTCH RD, UNIT F
ORANGEBURG, SC 29115                COLUMBIA, SC 29223
P 803-531-4524                      P 803-736-2911
F 803-531-1608                      F 803-736-5015

TICO CREDIT COMPANY                 THAXTON INSURANCE GROUP
425-A SOUTH CASHUA DRIVE            113-B N. MAIN STREET
FLORENCE, SC 29502                  HEATH SPRINGS, SC 29058
P 843-667-6500                      P 803-273-2556
F 843-661-0256                      F 803-273-9913

TICO CREDIT COMPANY                 THAXTON INSURANCE GROUP
1708 BUNTING DR. STE-A              48 N. CONGRESS ST
NORTH AUGUST, SC 29841              YORK, SC 29745
P 803-819-1492                      P 803-684-4650
F 803-819-0687                      F 803-684-6081

TICO CREDIT COMPANY                 THAXTON INSURANCE GROUP
127 N. PEARL STREET                 561 BULTMAN DRIVE
PAGELAND, SC 29728                  UNIVERSITY CENTER
P 843-672-3970                      SUMTER, SC 29151
F 843-672-3973                      P 803-775-7267
                                    F 803-778-4014
TICO CREDIT COMPANY
214 S. OAKLAND AVE                  THAXTON INSURANCE GROUP
ROCK HILL, SC 29730                 121-B CHESTERFIELD HWY
P 803-366-3171                      CHERAW, SC 29520
F 803-366-9593                      P 843-537-7442
                                    F 843-537-5130

TICO CREDIT COMPANY
1006 N. HWY 301                     THAXTON INSURANCE GROUP
DILLON, SC 29536                    2313 N. BROAD STREET
P 843-774-7301                      CAMDEN, SC 29020
F 843-774-0332                      P 803-432-1453
                                    F 803-425-5635

TICO CREDIT COMPANY
404 N. PLEASANTBURG DRIVE           THAXTON INSURANCE GROUP
DRAGON DEN PLAZA                    122 SOUTH MAIN STREET
GREENVILLE, SC 29607                MONROE, NC 28112
P 864-242-3211                      P 704-289-6437
F 864-242-3873                      F 704-283-7797

TICO CREDIT COMPANY                 THAXTON INSURANCE GROUP
607 E. MAIN STREET                  4806 PARK ROAD
SPARTANBURG, SC 29301               CHARLOTTE, NC 28220
P 864-573-7144                      P 704-529-4133
F 864-573-7262                      F 704-589-4159

TICO CREDIT COMPANY                 THE INSURANCE SHOPPE
121 A CHESTERFIELD HWY              2725 SOUTH BLVD
CHERAW, SC 29520                    CHARLOTTE, NC 28209
P 843-537-0891                      P 704-525-4517
F 843-537-0892                      F 704-525-1815

TICO CREDIT COMPANY                 THAXTON INSURANCE GROUP
720 GRACERN RD BLDG 400             404-A CHERAW ST
SUITE 450                           BENNETTSVILLE, SC 29512
COLUMBIA, SC 29210                  P 843-479-4028

P 803-216-8007                      F 843-479-9275
F 803-216-9240

                                    LAKESIDE INSURANCE AGENCY
TICO CREDIT COMPANY                 1400 INDIANA AVENUE SUITE 60
730-A BROAD STREET                  WINSTON-SALEM, NC 27106
SUMTER, SC 29151                    P 336-767-2698
P 803-775-3310                      F 336-767-3926
F 803-775-2171

                                    AUTO SECURITY AGENCY
TICO CREDIT COMPANY                 P O BOX 561450
3215 MALL RD                        CHARLOTTE, NC 28256
NORTH POINTE SQUARE STE F           P 704-597-1800
ANDERSON, SC 29625                  F 704-596-3740
P 864-964-1600
F 864-964-0313                      AUTO SECURITY AGENCY
                                    819 CENTRAL AVENUE
                                    CHARLOTTE, NC 28204
                                    P 704-377-6877
TICO CREDIT COMPANY                 F 704-342-0969
104 SEBRELL STREET UNIT 11
SOUTH CREEK MALL & OFFICE PARK      AUTO SECURITY AGENCY
FLORENCE, SC 29504                  7005 WILKINSON BLVD
P 843-664-2300                      BELMONT, NC 28012
F 843-664-8407                      P 704-825-4000
                                    F 704-825-6158

TICO CREDIT COMPANY                 AUTO CYCLE INSURANCE
2443 BOUNDARY ST                    906 PETERS CREEK PARKWAY
BEAUFORT, SC 29902                  WINSTON-SALEM, NC 27103
P 843-525-9311                      P 336-761-8245
F 843-525-9103                      F 336-748-0813

TICO CREDIT COMPANY
1441 W. MAIN STREET                 TICO PREMIUM FINANCE
SALEM, VA 24153                     1524 PAGELAND HIGHWAY
P 540-375-3636                      LANCASTER, SC 29721
F 540-375-6791                      P 803-285-4338
                                    F 803-285-6056

TICO CREDIT COMPANY
407 ROANOKE STREET STE 3            INTER CITY AGENCY
CHRISTIANBURG, VA 24073             1621 W. MCDOWELL
P 540-381-2260                      PHOENIX, AZ 85007
F 540-381-1890                      P 602-257-0634
                                    F 602-252-7638

TICO CREDIT COMPANY
1395 VOLUNTEER PARKWAY              INTER CITY AGENCY
BRISTOL, TN 37620                   1455 S. STAPLEY #26
P 423-764-0703                      MESA, AZ 85204
F 423-764-0733                      P 602-926-4090
                                    F 602-926-9697

TICO CREDIT COMPANY

3575 MACON RD                       INTER CITY AGENCY
SUITE 8                             7035 S. CENTRAL #1
COLUMBUS, GA 31917                  PHOENIX, AZ 85040
P 706-568-4006                      P 602-268-2903
F 706-568-3884                      F 602-276-6140



TICO CREDIT COMPANY                 INTER CITY AGENCY
416 ATLANTA HWY                     4239 W. MCDOWELL STE 21
CUMMING, GA 30130                   PHOENIX, AZ 85009
P 770-886-3238                      P 602-849-8686
F 770-781-4521                      F NONE

TICO CREDIT COMPANY                 INTER CITY AGENCY
44878 HWY 17 SUITE 2                4425 W. GLENDALE AVE #1
VERNON, AL 35592                    GLENDALE, AZ 85301
P 205-695-6093                      P 602-934-0916
F 205-695-6469                      F NONE

TICO CREDIT COMPANY                 INTER CITY AGENCY
600 MILITARY ST, STE 2              1617 N. 32ND STREET
HAMILTON, AL 35570                  PHOENIX, AZ 85008
P 205-921-7919                      P 602-275-6157
F 205-921-7940                      F 602-275-9727

TICO CREDIT COMPANY                 INTER CITY AGENCY
1340 J PATTON AVE                   4747 S. 12 AVE
ASHEVILLE, NC 28816                 TUCSON, AZ 85714
P 828-253-7447                      P 520-573-3201
F 828-253-6995                      F 520-573-3259

TICO CREDIT COMPANY                 INTER CITY AGENCY
406 4TH STREET SW                   2015 N. DOBSON RD #14
HICKORY, NC 28602                   CHANDLER, AZ 85224
P 828-324-8900                      P 602-732-9091
F 828-324-9200                      F NONE

TICO CREDIT COMPANY                 INTER CITY AGENCY
108 5TH AVE N.W.                    6701 W. THOMAS RD
AMORY, MS 38821                     PHOENIX, AZ
P 601-256-8248                      P 602-849-8686
F 601-256-9755                      F NONE

TICO CREDIT COMPANY                 NATIONAL INSURANCE
521 WEST COMMERCE ST                2206 N. 24TH STREET
ABERDEEN, MS 39730                  PHOENIX, AZ 85008
P 601-369-7877                      P 602-235-9515
F 601-369-8084                      F 602-235-9519

NATIONAL INSURANCE                  NATIONAL INSURANCE
2036 E. THOMAS RD                   6018 S. CENTRAL AVE
PHOENIX, AZ 85016                   PHOENIX, AZ 85040
P 602-956-3183                      P 602-243-6970
F 602-956-4503                      F 602-243-0565



NATIONAL INSURANCE                  NATIONAL INSURANCE
1520 N. 35TH AVE                    6544 W. THOMAS RD STE 33
PHOENIX, AZ 85009                   PHOENIX, AZ 85033
P 602-269-8451                      P 602-849-5588
F 602-269-8148                      F 602-849-0844

NATIONAL INSURANCE                  NATIONAL INSURANCE
340 W. UNIVERSITY STE 34            5233 W. GLENDALE AVE
MEZA, AZ 85201                      STE A, FLOOR A
P 602-668-1124                      GLENDALE, AZ 85301
F 602-668-1125                      P 602-930-7898
                                    F 602-930-7957

NATIONAL INSURANCE                  NATIONAL INSURANCE
2375 SOUTH 4TH AVE STE 2            2206 NORTH 24TH ST
YUMA, AZ 85364                      PHOENIX, AZ 85008
P 520-782-6005                      P 602-231-0191
F 520-782-4852                      F 602-244-8745

INTER CITY AGENCY                   INTER CITY AGENCY
1621 S. EASTERN AVE                 3603 LAS VEGAS BLVD N STE 117
LAS VEGAS, NV 89104                 LAS VEGAS, NV 89115
P 702-641-2122                      P 702-643-4544
F 702-641-3838                      F 702-643-4525

NATIONAL INSURANCE                  INTER CITY AGENCY
235 N. EASTERN                      3400 SAN MATEO NE #A
LAS VEGAS, NV 89101                 ALBUQUERQUE, NM 87110
P 702-384-0666                      P 505-883-2971
F 702-384-5666                      F 505-881-2419

NATIONAL INSURANCE                  PARAGON LENDING
4251 W. SAHARA STE A                9771-A SOUTHERN PINE BLVD
LAS VEGAS, NV 89102                 CHARLOTTE, NC 28273
P 702-579-6381                      P 704-527-9600
F 702-579-6385                      F 704-527-0862

PARAGON LENDING                     PARAGON LENDING
9714 N KINGSHIGHWAY                 7340 SIX FORK ROAD
STE 110                             RALEIGH, NC 27615
MYRTLE BEACH, SC 29577              P 919-844-5644

P 843-692-0162
F 843-692-7520

PARAGON LENDING                     PARAGON LENDING
103 WILSON STREET                   2602 IRONGATE DRIVE
CHESTERFIELD, SC 29709              SUITE 101
P 843-623-9230                      WILMINGTON, NC 28412
F 843-623-3288                      P 910-772-9444
                                    F 910-772-1778

PARAGON LENDING                     THE INSURANCE CENTER
5500 ADAMS FARM LANE                639 WADSWORTH BLVD
SUITE 106                           LAKEWOOD, CO 80215
GREENSBORO, NC 27407                P 303-232-2227
P 336-547-9970
F 336-547-9994

THE INSURANCE CENTER                THE INSURANCE CENTER
4140-G E. EVANS                     1261 W. 84TH AVE, UNIT 4
DENVER, CO 80222                    DENVER, CO 80221
P 303-756-8484                      P 303-426-0809

THE INSURANCE CENTER                THAXTON INSURANCE
3150-C S. PEORIA                    3948 FEDERAL BLVD
AURORA, CO 80014                    DENVER, CO 80210
P 303-745-2227                      P 303-480-5398

THAXTON INSURANCE                   THAXTON INSURANCE
1000 DEPOT HILL RD #B               4393 SOUTH BROADWAY
BROOMFIELD, CO 80020                ENGLEWOOD, CO 80110
P 303-465-5908                      P 303-789-1820

THAXTON INSURANCE                   THAXTON INSURANCE
2648 SOUTH PARKER RD UNIT 6A        5201 NORTH 19TH AVE #102
AURORA, CO 80014                    PHOENIX, AZ 80515
P 303-751-4033                      P 602-242-8958

PARAGON LENDING                     PARAGON LENDING
555 N PLEASANTBURG DRIVE            2 WALDEN RIDGE SUITE 90
STE 325                             ASHEVILLE, NC 28803
GREENVILLE, SC 29607                P 828-684-3443
P 864-370-1437                      F 828-684-7052
F 864-370-0328

PARAGON LENDING
4975 LACROSS RD
STE 105

N CHARLESTON, SC 29406
P 843-554-9990